UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549



                                    FORM 8-K



                  CURRENT REPORT UNDER SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  April 5, 2005
                Date of report (Date of Earliest Event Reported)




                    TEXTAINER EQUIPMENT INCOME FUND VI, L.P.
             (Exact name of Registrant as specified in its charter)


                 California                            0-22337                              94-3220152
        (State or other jurisdiction          (Commission file number)                     (IRS Employer
      of incorporation or organization)                                                 Identification No.)


      650 California Street, 16th Floor
             San Francisco, CA                                                                 94108
  (Address of Principal Executive Offices)                                                   (ZIP Code)


                                 (415) 434-0551
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 31, 2005, the Registrant agreed to the written request of RFH, Ltd. ("RFH") to postpone the closing date until not later than April 15, 2005 for the sale of all, or substantially all, of the Registrant's assets. That sale was the subject of an Asset Sale Agreement, which became binding on the Registrant on March 21, 2005, and which was reported on a Form 8-K filed with the Commission on March 22, 2005.

RFH stated that it needed this postponement to (i) consider whether it will complete the purchase of the Registrant's assets under the Asset Sale Agreement and; (ii) to determine whether RFH's lender would make the loan to RFH under the terms of the loan agreement entered into by RFH and Fortis Bank (Nederland) N.V ("Fortis"). RFH's obligation to complete the purchase has been affected by two lawsuits that were filed in March against the Registrant, the general partners and their affiliates and RFH, among others. These lawsuits are further described in the Registrant's report on Form 10-K, filed with the Commission on March 30, 2005. Among the conditions of the Asset Sale Agreement is that at the time of closing there not be any litigation pending such as those which were filed in March. Unless RFH waives this and certain conditions, the Asset Sale Agreement will not close. Additionally, these lawsuits may have also affected Fortis' obligation to complete the loan to RFH. Unless Fortis funds the loan, the Asset Sale Agreement will not close.

As noted above, the lawsuits also name RFH as a party, and RFH also represents in the Asset Sale Agreement that it and/or the sale is free of certain litigation. Therefore, the Registrant will also have to agree that RFH's representation does not now need to be true before the sale can be completed. The Registrant has notified RFH that Registrant will formally waive this condition at the closing.

Certain relationships between RFH, the Registrant's general partners and other limited partnerships managed by the general partners and their affiliates are described in the report on Form 8-K, filed with the Commission on March 22, 2005, which information is herein incorporated by reference. Additional information regarding past contacts and business transactions between the general partners and the shareholders of RFH are described under the caption, "Past Contacts, Transactions and Negotiations Between the Partnership and RFH," on pages 26 to 27 of the Registrant's Proxy Statement for Special Meeting of Limited Partners, filed with the Commission on January 20, 2005, which information is herein incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits
Exhibit 99.1. The following section from the Registrant's Proxy Statement for Special Meeting of the Limited Partners as filed with the Commission on January 20, 2005 is incorporated by reference: the information under the caption, "Past Contacts, Transactions and Negotiations Between the Partnership and RFH," from pages 26 through 27.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 TEXTAINER EQUIPMENT INCOME FUND VI, L.P.
                                 A California Limited Partnership

                                 By Textainer Capital Corporation
                                 The Managing General Partner



                              By _______________________________________________
                                 Ernest J. Furtado
                                 Chief Financial Officer, Senior Vice President,
                                       Secretary and Director

Date:  April 5, 2005

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 TEXTAINER EQUIPMENT INCOME FUND VI, L.P.
                                 A California Limited Partnership

                                 By Textainer Capital Corporation
                                 The Managing General Partner



                              By /s/ Ernest J. Furtado
                                 _______________________________________________
                                 Ernest J. Furtado
                                 Chief Financial Officer, Senior Vice President,
                                       Secretary and Director

Date:  April 5, 2005